UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 14, 2011

DM Products, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-165961	45-0460095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 2458, Walnut Creek, CA	94595
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	925-943-2090

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

On November 2, 2011, the Board of Directors of DM Products, Inc. (the “Company”) authorized the issuance of an aggregate 13,333,333 shares of  restricted common stock, at a per share price of $0.0015, to Kurtis Cockrum for services rendered as President and Chairman of the Board of Directors of the Company for the calendar years of 2010 and 2011.   The common stock was issued in reliance upon an exemption from registration under the federal securities laws provided by Sections 4(2) and 4(6) of the Securities Act of 1933, as amended (the “Securities Act”), due to the fact that such issuances did not involve a public offering of securities.

On November 2, 2011, the Board of Directors of DM Products, Inc. (the “Company”) authorized the issuance of an aggregate 6,666,666 shares of  restricted common stock, at a per share price of $0.0015, to James Clarke for services rendered as a member of the Board of Directors of the Company for the calendar years of 2010 and 2011.   The common stock was issued in reliance upon an exemption from registration under the federal securities laws provided by Sections 4(2) and 4(6) of the Securities Act of 1933, as amended (the “Securities Act”) due to the fact that such issuances did not involve a public offering of securities.

On December 1, 2011, the Board of Directors of DM Products, Inc. (the “Company”) authorized the issuance of an aggregate 6,050,000 shares of  restricted common stock, at a per share price of $0.0015, to Michael S. DeBenon for legal services performed.  The common stock was issued in reliance upon an exemption from registration under the federal securities laws provided by Sections 4(2) and 4(6) of the Securities Act of 1933, as amended (the “Securities Act”) due to the fact that such issuances did not involve a public offering of securities.

On December 1, 2011, the Board of Directors of DM Products, Inc. (the “Company”) authorized the issuance of an aggregate 2,500,000 shares of  restricted common stock, at a per share price of $0.0015, to Deborah Wagnon for legal services performed.  The common stock was issued in reliance upon an exemption from registration under the federal securities laws provided by Sections 4(2) and 4(6) of the Securities Act of 1933, as amended (the “Securities Act”) due to the fact that such issuances did not involve a public offering of securities.

On December 1, 2011, the Board of Directors of DM Products, Inc. (the “Company”) authorized the issuance of an aggregate 11,733,333 shares of  restricted common stock, at a per share price of $0.0015, to Robert Chisholm for consulting services performed.  The common stock was issued in reliance upon an exemption from registration under the federal securities laws provided by Sections 4(2) and 4(6) of the Securities Act of 1933, as amended (the “Securities Act”) due to the fact that such issuances did not involve a public offering of securities.

On December 1, 2011, the Board of Directors of DM Products, Inc. (the “Company”) authorized the issuance of an aggregate 2,500,000 shares of  restricted common stock, at a per share price of $0.0015, to Steve Vicory for consulting services performed.  The common stock was issued in reliance upon an exemption from registration under the federal securities laws provided by Sections 4(2) and 4(6) of the Securities Act of 1933, as amended (the “Securities Act”) due to the fact that such issuances did not involve a public offering of securities.

Item 3.03 Material Modification to Rights of Security Holders.

On December 6, 2011, the Company filed with the Secretary of State of the State of Nevada a Certificate of Designation of Series A Preferred Stock (the “Certificate of Designation”), designating 5,000,000 of the Company’s authorized preferred stock.  Each share of Series A Preferred Stock:  i)  is redeemable following three years from the date of issuance, at a price equal to 4 times the original purchase price;  ii) can be converted into common stock, in whole or in part at the sole option of the shareholder, at a conversion rate of 2 shares of common stock per share of preferred stock after 12 months from the initial purchase, 3 shares of common stock per share of preferred stock after 24 months from the initial purchase, and 4 shares of common stock per share of preferred stock after 36 months from the initial purchase;  iii) contains a liquidation preference on dissolution, sale or reorganization; and  iv) provides for cumulative dividends in preference to any dividend on the Common Stock at a rate of 6% of the original purchase price per annum, when and as declared by the Board of Directors.  The shares of the Series A Preferred Stock shall not have the right to vote on any matter affecting the Corporation.

The foregoing description of the terms of the Series A Preferred Stock is qualified in its entirety by the provisions of Certificate of Designation filed as Exhibit 3.1 hereto.

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 6, 2011, the Company filed with the Secretary of State of the State of Nevada a Certificate of Amendment (“Share Amendment”) to its Articles of Incorporation.  The Share Amendment:  (i) changed the number of authorized shares of Common Stock, par value $0.001 per share, from 300,000,000 to 400,000,000, and  (ii) granted the board of directors authority to prescribe and issue 30,000,000 shares of Preferred Stock, par value $0.001 per share, in one or more series, to prescribe the number of shares constituting and the designation of each such series of Preferred Stock and  the rights, voting powers, designations, preferences, privileges, limitations, dividend rights, dividend rates, conversion rights, terms of redemption (including sinking fund provisions), redemption prices, and liquidation preferences.

The authorized Share Amendment was approved by the board of directors and by the holder of shares representing a majority of the voting securities.  On December 2, 2011 (the “Record Date”), we received written consents to the foregoing actions from stockholders entitled to 142,054,377 votes (approximately 50.245% of the voting power of our shareholders as of the Record Date).  Under Nevada corporation law, the consent of the holders of a majority of the voting power is effective as stockholders’ approval.  A copy of the Certificate of Amendment as filed with the Secretary of State of Nevada is filed as Exhibit 5.1 and is hereby incorporated by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

3.1           Certificate of Amendment

5.1           Certificate of Designation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DM Products, Inc.

Date: December 14, 2011	By:	/s/ Kurtis Cockrum
Name: Kurtis Cockrum
Title: Chief Executive Officer